CERTIFICATE OF CANCELLATION
                                       OF
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                         SILVER SCREEN PARTNERS IV, L.P.


     Silver Screen Partners IV, L.P., a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act (the "Act"), for the purpose of cancelling the Certificate of Limited Partnership of the Partnership pursuant to ss.17-203 of the Act hereby certified that:

     1. The name of the limited partnership is Silver Screen Partners IV, L.P.

     2. The limited partnership's Certificate of Limited Partnership was originally filed in the Office of the Secretary of State on December 17, 1987.

     3. The reason for filing this Certificate of Cancellation is that the partnership has liquidated its assets and distributed such assets to its partners.

     4. This Certificate of Cancellation shall become effective on December 21, 1998.

     IN WITNESS WHEREOF, the undersigned, constituting all of the general partners of the Partnership, have executed this Certificate of Cancellation as of the 21st day of December, 1998.

                                            GENERAL PARTNERS:

                                            Silver Screen Management
                                               Services, Inc., its Managing
                                               General Partner


                                            By:      /s/ROLAND W. BETTS
                                                     ---------------------------
                                                     Roland W. Betts
                                                     Title: President/Treasurer


                                            /s/ROLAND W. BETTS
                                            ------------------------------------
                                            Roland W. Betts, its Individual
                                                     General Partner